                                                                    EXHIBIT 99.1

                                                                  CONFORMED COPY


         SIXTH AMENDMENT AND WAIVER, dated as of June 28, 2002 (this "Sixth Amendment") to the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, the Fifth Amendment, dated as of December 31, 2001, and as may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDi Capital Corp., formerly known as Details Capital Corp. (the "Company"); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with Details, the "Borrowers"); (iv) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (v) BANKERS TRUST COMPANY, as documentation and co-syndication agent; and (vi) JPMorgan Chase Bank, as collateral, co-syndication and administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement shall be used in this Sixth Amendment with their defined meanings unless otherwise defined herein.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

         WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:


         (a) by amending and restating the following definitions in their entireties:

         "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 2.4(d), as the same may be changed from time to time pursuant to the terms hereof.

         "Qualified Account": a deposit account of the Borrowers and their Subsidiaries in which the Administrative Agent has a perfected first priority security interest, in each case on terms and conditions satisfactory to the Administrative Agent.

         (b) by adding the following new definitions in the proper alphabetical order:

         "Consolidated Revenue": the consolidated revenue of the Borrowers and their Subsidiaries as it appears on Details' financial statements, in accordance with GAAP.

         "Fourth Quarter 2003 Compliance Date": the date on which the Company and Borrowers shall have delivered financial statements for the fiscal quarter ended December 31, 2003 in compliance with Section 6.1 (together with the relevant items required to be delivered concurrently pursuant to Section 6.2).

         "JPMorgan Chase Bank Qualified Account": as defined in Section 7.11.

         "Lenders' Advisors": FTIPolicano & Manzo, L.L.C., or any other financial advisors, retained by or on behalf of the Administrative Agent in connection with this Agreement.

         "Liquidity Amount": as defined in Section 7.1(a).

         "Section 7.2(o) Qualified Account": as defined in Section 7.2(o).

         "Sixth Amendment": the Sixth Amendment, dated as of June 28, 2002, to this Agreement.

         "Sixth Amendment Effective Date": the Sixth Amendment Effective Date under the Sixth Amendment to this Agreement (which date is as of June 28, 2002).

         (c) by deleting in its entirety the definition of "Second Quarter 2003 Compliance Date."

         2. Amendment to Section 2.4(c). Section 2.4(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new section:

         "(c) Notwithstanding anything to the contrary in this Agreement, the sum of all Revolving Extensions of Credit shall not at any time prior to the Fourth Quarter 2003 Compliance Date (provided, that on such date, no Default or Event of Default shall have occurred and be continuing (including, without limitation, pursuant to Section 7.1 for the fourth calendar quarter of 2003)) exceed $25,000,000. The requirements set forth in the preceding sentence shall cease to apply from and after the Fourth Quarter 2003 Compliance Date, provided, that on such date, no Default or Event of Default shall have occurred and be continuing (including, without limitation, pursuant to Section 7.1 for the fourth calendar quarter of 2003). From and after the Fourth Quarter 2003 Compliance Date (subject to the proviso in the preceding sentence) the Revolving Extensions of Credit shall not at any time exceed $50,000,000."

         3. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by inserting the following new Section 2.4(d) immediately following Section 2.4(c):

         "(d) The sum of the Revolving Credit Commitments of all Revolving Credit Lenders shall at no time exceed $50,000,000. Schedule 2.4(d) sets forth the Revolving Credit Commitment of each Revolving Credit Lender."

         4. Amendment to Section 2.8(a). Section 2.8(a) of the Credit Agreement is hereby amended by adding the following sentence to the end of the paragraph thereto:

         "For purposes of this Section 2.8(a) only, the Available Revolving Credit Commitment shall equal $50,000,000."

         5. Amendment to Section 2.11(g). Section 2.11 (g) of the Credit Agreement is hereby amended by adding the following phrase immediately after "7.2(o)":

         "shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.11 (d)."

         6. Amendment to Section 2.11. Section 2.11 of the Credit Agreement is hereby amended by adding the following new Section 2.11 (h) immediately following Section 2.11(g):

         "(h) With respect to the Revolving Commitments, if at the close of business on any Business Day after the Sixth Amendment Effective Date, the aggregate amount of cash held by the Borrowers and their Subsidiaries exceeds $5,000,000, the Borrowers shall immediately prepay the outstanding Revolving Loans in an amount equal to the difference between (x) the aggregate amount of cash held by the Borrowers and their Subsidiaries and (y) $5,000,000. For the avoidance of doubt, such prepayment under this Section 2.11(h) shall not be subject to 2.11(d)."

         7. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby amended by adding the following sentence immediately after the last sentence of such Section 4.16:

         "Unless otherwise prohibited by this Agreement, the $30,000,000 in cash equity received by Details DDi Corp. on or prior to the Sixth Amendment Effective Date shall be used for working capital needs and general corporate purposes of the Borrowers and their Subsidiaries in the ordinary course of business."

         8. Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.14 immediately following Section 6.13:

         "6.14. Details shall deposit the $30,000,000 in cash equity received by it from DDi Corp. on or prior to the Sixth Amendment Effective Date in the JPMorgan Chase Bank Qualified Account. The Lenders and the Borrowers hereby agree that, to the extent applicable, the $30,000,000 in cash equity received by Details from DDi Corp. shall not be subject to Section 2.11 (d)."

         9. Amendment to Section 7.1(a). Section 7.1(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

         "(a) Permit the amount that is the sum of (i) the amount of cash and cash equivalents held by the Borrowers and their Subsidiaries in any Qualified Accounts and (ii) the then aggregate Available Revolving Credit Commitments of all Revolving Credit Lenders (which aggregate Available Revolving Credit Commitments, for purposes of this Section 7.1(a), shall not exceed an aggregate amount equal to $25,000,000 at any time prior to the Fourth Quarter 2003 Compliance Date (provided, that on such date, no Default or Event of Default shall have occurred and be continuing)) (the "Liquidity Amount") at any time during the month ending on the date set forth below to be less than the amount set forth opposite such date below:

        Month Ending                            Liquidity Amount
        ------------                            ----------------

        July 31, 2002                           $49,000,000
        August 31, 2002                         $46,000,000
        September 30, 2002                      $43,000,000
        October 31, 2002                        $42,000,000
        November 30, 2002                       $40,000,000
        December 31, 2002                       $38,000,000
        January 31, 2003                        $37,000,000
        February 28, 2003                       $36,000,000
        March 31, 2003                          $35,000,000
        April 30, 2003                          $34,000,000
        May 31, 2003                            $33,000,000
        June 30, 2003                           $32,000,000
        July 31, 2003                           $32,000,000
        August 31, 2003                         $32,000,000
        September 30, 2003                      $31,000,000
        October 31, 2003                        $31,000,000
        November 30, 2003                       $32,000,000
        December 31, 2003                       $33,000,000"

         10. Amendment to Section 7.1(b). Section 7.1(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

         "(b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of Details ending during any period set forth below to exceed the ratio set forth below opposite such period:

               Period                            Consolidated Senior Leverage
               ------                            ----------------------------
                                                            Ratio
                                                            -----

January 1, 2003 through March 31, 2003                   4.50 to 1.0
April 1, 2003 through June 30, 2003                      2.50 to 1.0
July 1, 2003 through September 29, 2003                  1.75 to 1.0
September 30, 2003 through thereafter                    1.25 to 1.0"

         11. Amendment to Section 7.1(c). Section 7.1(c) of the Credit
Agreement is hereby amended by deleting the date "July 1, 2003" and replacing in lieu thereof the date "October 1, 2003".

         12. Addition of Section 7.1(d). Section 7.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.1(d) to read as follows:

         "(d) Minimum EBITDA. (i) Permit Consolidated EBITDA for the fiscal quarter ending September 30, 2002 to be less than negative $3 million and (ii) permit cumulative Consolidated EBITDA from the period commencing on July 1, 2002 to the last day of each fiscal quarter ending on a date set forth below to be less than the amount set forth opposite such date:

Fiscal Quarter Ending                          Consolidated EBITDA
---------------------                          -------------------

December 31, 2002                                $ 1,000,000
March 31, 2003                                   $ 9,000,000
June 30, 2003                                    $18,000,000
September 30, 2003                               $27,000,000
December 31, 2003                                $38,000,000"

         13. Amendment to Section 7.1. Section 7.1 of the Credit Agreement is hereby amended by inserting after Section 7.1(d) the following new Section 7.1(e):

         "(e) Minimum Consolidated Revenue. Permit the Consolidated Revenue for the three-month period ending on the date set forth below to be less than the amount set forth opposite such date below:

         Date                            Consolidated Revenue
         ----                            --------------------

         July 31, 2002                       $40,000,000
         August 31, 2002                     $40,000,000
         September 30, 2002                  $40,000,000
         October 31, 2002                    $40,000,000
         November 30, 2002                   $41,000,000
         December 31, 2002                   $42,000,000
         January 31, 2003                    $43,000,000
         February 28, 2003                   $44,000,000
         March 31, 2003                      $45,000,000
         April 30, 2003                      $46,000,000
         May 31, 2003                        $47,000,000
         June 30, 2003                       $48,000,000
         July 31, 2003                       $49,000,000
         August 31, 2003                     $50,000,000
         September 30, 2003                  $51,000,000
         October 31, 2003                    $52,000,000
         November 30, 2003                   $53,000,000
         December 31, 2003                   $54,000,000"

         14. Amendment to Section 7.2(m). Section 7.2(m) of the Credit Agreement is hereby amended by (i) deleting the word "Fifth" and substituting the word "Sixth" in lieu thereof, (ii) deleting "$5,000,000" and inserting in lieu thereof "$1,000,000" and (iii) inserting after the word "outstanding" the following:

         "(other than such additional Indebtedness listed on Schedule 7.2(m) annexed hereto)"

         15. Amendment to 7.2(o). Section 7.2(o) is hereby amended by inserting directly after the words "Qualified Account" the following words:

         "(the "Section 7.2(o) Qualified Account")"

         16. Amendment to Section 7.6(g). Section 7.6(g) of the Credit Agreement is hereby amended by inserting directly before the semicolon at the end of Section 7.6(g) the following:

         ", provided that at such time such payment of dividends is made pursuant to this Section 7.6(g), DDi Corp. (which, for purposes of this Section 7.6(g) shall refer only to DDi Corp. and not to any of its subsidiaries) shall have less than an amount equal to $1,000,000 in cash or cash equivalents"

         17. Amendment to Section 7.6(h). Section 7.6(h) of the Credit Agreement is hereby amended by deleting Section 7.6(h) in its entirety and substituting in lieu thereof the following new Section 7.6(h):

         "payments of convertible Indebtedness permitted under Section 7.2(o)."

         18. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "7.7 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of the Borrowers and their Subsidiaries in the ordinary course of business not exceeding in any fiscal year of Details the amount set forth below opposite such fiscal year (the "Base CapEx Amount"):

     Fiscal Year               Base CapEx Amount
     -----------               -----------------

     2002                      $13,000,000
     2003                      $17,000,000"

         19. Amendment to Section 7.8(i). Section 7.8(i) of the Credit Agreement is hereby amended by deleting the words "Second Quarter 2003 Compliance Date" and substituting in lieu thereof the words "Fourth Quarter 2003 Compliance Date."

         20. Amendment to Section 7.8(j). Section 7.8(j) of the Credit Agreement is hereby amended by (i) deleting the words "Second Quarter 2003 Compliance Date" and substituting in lieu thereof the words "Fourth Quarter 2003 Compliance Date" and (ii) deleting the words "the sum of $10,000,000 and the then unused Permitted Expenditure Amount on the date upon which such investment is made" and substituting in lieu thereof "$2,000,000".

         21. Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended by inserting immediately following the words "Qualified Account" the following words:

         "held by JPMorgan Chase Bank, solely in its capacity as the bank administering the deposit account, with account number 323-247490 (the "JPMorgan Chase Bank Qualified Account")"

         22. Amendment to Section 7.18. Section 7.18 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new section:

         "Cash Accounts. Permit the aggregate amount of cash or cash equivalents held by the Borrowers and their Subsidiaries that is not held in Qualified Accounts to exceed $5,000,000. The requirements set forth in this Section 7.18 shall cease to apply from and after the Fourth Quarter 2003 Compliance Date, provided, that on such date, no Default or Event of Default shall have occurred and be continuing (including, without limitation, pursuant to Section 7.1 for the fourth calendar quarter of 2003). It is further understood and agreed that the $30,000,000 in cash equity received from DDi Corp. pursuant to the Sixth Amendment shall be deposited in the JPMorgan Chase Bank Qualified Account."

         23. Amendment to Section 11.5. Section 11.5 of the Credit Agreement is hereby amended by inserting the phrase "and the reasonable fees and disbursements of the Lenders' Advisors," immediately after the phrase "counsel to the Administrative Agent" in clauses (a) and (b).

         24. Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by inserting after the last sentence in the paragraph below the Pricing Grid, the following:

         "Until the delivery of the Company's financial statements for the fiscal year ended December 31, 2002, the Applicable Margin for Eurodollar Loans, ABR Loans, Swing Line Loans and Letters of Credit shall be 3.75%."

         25. Amendment to Schedule 1.1A. Schedule 1.1A of the Credit Agreement is hereby amended by deleting the column "Revolving Credit Commitment."

         26. Amendment to Schedules. Schedule 2.4(d), as attached to the Sixth Amendment hereto, is hereby added as a Schedule to the Credit Agreement.
Schedule 7.2(m), as attached to the Sixth Amendment hereto, is hereby added as a Schedule to the Credit Agreement.

         27. Waivers. (a) The Lenders hereby waive the occurrence and continuance of the Event of Default for the Borrowers' failure to comply with
Section 7.2(o) and Section 7.18
of the Credit Agreement with respect to the Section 7.2(o) Qualified Account, provided that the Company shall be in full compliance by no later than July 31, 2002 with Section 7.2(o) and Section 7.18 with respect to the Section 7.2(o) Qualified Account.

         (b) The Lenders hereby waive the occurrence and continuance of the Event of Default for the Borrowers' failure to comply with Section 6.10 of the Credit Agreement, provided that the Company shall, by no later than July 31, 2002, take all actions necessary to be in full compliance with such Section 6.10.

         (c) The Lenders hereby waive compliance with Section 7.8 of the Credit Agreement only to the extent to allow the receipt by Dynamic Details, Incorporated of a note in the amount of $150,000 bearing 6% interest per annum from Link World Technologies in partial consideration for the sale by Dynamic Details, Incorporated and the purchase by Link World Technologies of certain assets located at the Moorpark, California facility being sold by Dynamic Details, Incorporated to Link World Technologies, provided that such note is pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to the Guarantee and Collateral Agreement,

         28. Representations and Warranties. As of the date hereof and after giving effect to this Sixth Amendment, the Company and each Borrower hereby confirm, reaffirm and restate the representations and warranties made by it in
Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Sixth Amendment. No Default or Event of Default has occurred and is continuing that has not been waived by the Lenders hereunder.

         29. Fees. The Borrowers agree to pay an amendment fee for the account of each Lender that consents to this Sixth Amendment in the amount of 0.25% of each such Lender's Commitment.

         30. No later than July 31, 2002, the Borrowers agree to provide to the Administrative Agent an Officer's Certificate, in form and substance reasonably acceptable to the Administrative Agent, certifying as to the correctness and completeness of the Schedules to the Guarantee and Collateral Agreement.

         31. No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, waived, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

         32. Effectiveness. This Sixth Amendment shall become effective upon the satisfaction of the following conditions precedent and will be deemed to be effective as of June 28, 2002:

         (a) counterparts hereof duly executed by Company, the Borrowers and the Required Lenders; the execution and delivery of this Sixth Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its

Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof;

         (b) the receipt by Dynamic Details, Incorporated of $30,000,000 in cash equity from DDi Corp., which amount shall be deposited in full in the JPMorgan Chase Bank Qualified Account;

         (c) a copy of resolutions of each Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Sixth Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

         (d) a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Sixth Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

         (e) such other documents, instruments and agreements with respect to the matters contemplated by this Sixth Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

         (f) the fees, expenses and retainer referred to in paragraphs 29 and 34 of this Sixth Amendment shall have been paid.

         33. Counterparts. This Sixth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         34. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Sixth Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Administrative Agent and the reasonable fees, charges and disbursements of FTI/Policano & Manzo, L.L.C., including a retainer in the amount of $100,000, with respect to the business plan and operational review performed and related on-going work.

         35. GOVERNING LAW. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                DDi CAPITAL CORP.


                                By: /s/ Joseph P. Gisch
                                    -------------------
                                    Title: Vice President


                                DYNAMIC DETAILS, INCORPORATED


                                By: /s/ Joseph P. Gisch
                                    -------------------
                                    Title: Vice President


                                DYNAMIC DETAILS, INCORPORATED, SILICON VALLEY


                                By: /s/ Joseph P. Gisch
                                    -------------------
                                    Title: Vice President

                       JPMorgan Chase Bank, as
                       Administrative Agent, Collateral Agent,
                       Co-Syndication Agent and as a Lender


                       By: /s/ Edmond DeForest
                          --------------------
                          Title: Vice President


                       HVB (Successor by Merger to Bank Austria Creditanstalt)


                       By: /s/ Peter Brach
                          ----------------
                          Title: Director


                       CypressTree Investment Partners I, Ltd.
                       By: CypressTree Investment Management Company, Inc.,
                            As Portfolio Manager


                            By: /s/ Michael Ashton
                               -------------------
                            Title: Investment Analyst


                       CypressTree Investment Partners II, Ltd.
                       By: CypressTree Investment Management Company, Inc.,
                            As Portfolio Manager


                            By: /s/ Michael Ashton
                               -------------------
                            Title: Investment Analyst


                       Citizens Bank

                       By: /s/ Lawrence E Jacobs
                          ----------------------
                          Title: Vice President


                       Fleet Bank

                       By: /s/ Robert J. Riley
                          --------------------
                          Title: SVP

                       Morgan Stanley Prime Income Trust

                       By: /s/ Sheila A. Finnerty
                          -----------------------
                           Title: Executive Director

                       The Industrial Bank of Japan Trust Company (Successor by
                              merger to IBJ Whitehall Bank & Trust Company)

                       By: /s/ Harvey E. Siegel
                          ---------------------
                           Title: Senior Vice President

                       Van Kampen Senior Floating Rate Fund

                       By: Van Kampen Investment Advisory Corp.
                             By: /s/ Darvin D. Pierce
                                ---------------------
                                Title: Executive Director

                       Dresdner Bank

                       By: /s/ James M. Gallagher
                          -----------------------
                           Title: Director

                       By: /s/ Matthew Sawyer
                          -------------------
                          Title: Associate

                       Grayston CLO 2001-01 Ltd.
                       By: Bear Stearns Asset Management Inc. as its
                            Collateral Manager

                       By: /s/ Niall Rosenzweig
                          ---------------------
                           Title: Associate Director

                       Pilgrim America High Income Investments Ltd.
                       By: ING Investments, LLC as its investment manager

                       By: /s/ Mark F. Haak, CFA
                          ----------------------
                           Title: Vice President

                       Pilgrim CLO 1999-1 Ltd.
                       By: ING Investments, LLC as its investment manager

                       By: /s/ Mark F. Haak, CFA
                          ----------------------
                           Title: Vice President

                       First Dominion Funding II

                       By: /s/ Andrew H. Marshak
                          ----------------------
                           Title: Authorized Signatory

                       Debt Strategies Fund, Inc.

                       By: /s/ Harsh Jaggi
                          ----------------------
                           Title: Vice President

                       Merrill Lynch Prime Rate Portfolio
                       By: Merrill Lynch Investment Managers, L.P. as Investment
                             Advisor

                       By: /s/ Harsh Jaggi
                          ----------------------
                           Title: Vice President

                       Merrill Lynch Senior Floating Rate Fund, Inc.

                       By: /s/ Harsh Jaggi
                          ----------------------
                           Title: Vice President

                       Master Senior Floating Rate Trust

                       By: /s/ Harsh Jaggi
                          ----------------------
                           Title: Vice President

                       Bank of Nova Scotia

                       By: /s/ Kemp Leonard
                          ----------------------
                           Title: Director

                       Brant Point II CBO 2000-1 Ltd.
                       By: Sankaty Advisors, LLC, as Collateral Manager

                       By: /s/ Diane J. Exter
                          -------------------------
                           Title: Managing Director
                                  Portfolio Manager

                       Sankaty High Yield Asset Partners, L.P.

                       By: /s/ Diane J. Exter
                          ----------------------
                           Title: Managing Director
                                  Portfolio Manager

                       Sankaty High Yield Asset Partners II, L.P.

                       By: /s/ Diane J. Exter
                          ----------------------
                           Title: Managing Director
                                  Portfolio Manager

                       IBM Credit Corporation

                       By: /s/ Thomas S. Curcio
                          ----------------------
                           Title: Manager of Credit

                       Toronto Dominion (New York), Inc.

                       By: /s/ Stacey L. Malek
                          ----------------------
                           Title: Vice President

                       Indosuez Capital Funding HA, Limited

                       By: /s/ Jack C. Henry
                          -------------------------
                           Title: Principal

                       Indosuez Capital Funding IV, L.P.,
                       By: RBC Leveraged Capital as Portfolio Advisor

                       By: /s/ Melissa Marano
                          -------------------------
                           Title: Director

                       Massachusetts Mutual Life Insurance Company
                       By: David L. Babson & Company Inc. as Investment
                             Adviser

                           By: /s/ John B. Wheeler
                              ------------------------
                               Title: Managing Director

                       Massachusetts High Yield Partners II LLC
                       By: HYP Management, Inc. as Managing Member

                           By: /s/ John B. Wheeler
                              ------------------------
                               Title: Managing Director

                       Somers CDO, Limited
                       By: David L. Babson & Company Inc. under delegated
                             authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

                           By: /s/ John B. Wheeler
                              ------------------------
                               Title: Managing Director

                       Deutsche Bank Trust Company Americas

                       By: /s/ Alexander Bici
                          -------------------------
                           Title: Vice President

                       Harbour Town Funding Trust

                       By: /s/ Kelly W. Warnement
                           ------------------------
                           Title: Authorized Agent

                       Crescent/Mach I Partners, L.P.
                       By: TCW Asset Management Company,
                             Its Investment Manager

                           By: /s/ Jonathan R. Insull
                              ------------------------
                               Title: Managing Director

                       TCW Select Loan Fund, Limited
                       By: TCW Advisors Inc., as its Collateral Manager

                           By: /s/ G. Steven Kalin
                              ------------------------
                               Title: Vice President

                           By: /s/ Jonathan R. Insull
                              ------------------------
                               Title: Managing Director

                       KZH Crescent-2 LLC

                       By: /s/ Susan Lee
                          -------------------------
                            Authorized Agent

                       KZH Crescent-3 LLC

                       By: /s/ Susan Lee
                          -------------------------
                            Authorized Agent

                       KZH CypressTree-1 LLC

                       By: /s/ Susan Lee
                          -------------------------
                            Authorized Agent

     Each of the undersigned hereby consents to the foregoing Sixth Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Sixth Amendment.


                                  DYNAMIC DETAILS, INCORPORATED, VIRGINIA

                                  By: /s/ Joseph P. Gisch
                                     --------------------
                                     Title: Vice President


                                  DYNAMIC DETAILS TEXAS, L.P.

                                  By: Dynamic Details Texas Holdings Corp.

                                       By: /s/ Joseph P. Gisch
                                          --------------------
                                          Title: Vice President


                                  By: DDi-TEXAS INTERMEDIATE HOLDINGS, L.L.C.

                                  By: /s/ Joseph P. Gisch
                                     --------------------
                                     Title: Vice President

                                  By: DYNAMIC DETAILS TEXAS HOLDINGS CORP.

                                  By: /s/ Joseph P. Gisch
                                     --------------------
                                     Title: Vice President

                                  By: DYNAMIC DETAILS INCORPORATED,
                                  COLORADO SPRINGS

                                  By: /s/ Joseph P. Gisch
                                     --------------------
                                     Title: Vice President

                                  By: DYNAMIC DETAILS INCORPORATED, TEXAS

                                  By: /s/ Joseph P. Gisch
                                     --------------------
                                     Title: Vice President

                                                                 SCHEDULE 2.4(d)

                          REVOLVING CREDIT COMMITMENTS

--------------------------------------------------------------------------------
 Lender                                          Revolving Credit Commitment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 JPMorgan Chase Bank                             $     16,500,000.00
--------------------------------------------------------------------------------
 IBM Credit Corporation                          $      8,000,000.00
--------------------------------------------------------------------------------
 Deutsche Bank Trust Company Americas            $      4,500,000.00
--------------------------------------------------------------------------------
 Citizens Bank of Massachusetts                  $      4,000,000.00
--------------------------------------------------------------------------------
 Dresdner Bank AG                                $      4,000,000.00
--------------------------------------------------------------------------------
 Bank of Nova Scotia                             $      3,000,000.00
--------------------------------------------------------------------------------
 BankBoston, N.A.                                $      3,000,000.00
--------------------------------------------------------------------------------
 Fleet Bank, N.A.                                $      3,000,000.00
--------------------------------------------------------------------------------
 Bank Austria Creditanstalt Corp. Fin.           $      2,000,000.00
--------------------------------------------------------------------------------
 IBJ Whitehall Bank & Trust Co.                  $      2,000,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Total                                           $     50,000,000.00
--------------------------------------------------------------------------------

                                                                 SCHEDULE 7.2(m)

                  ADDITIONAL INDEBTEDNESS UNDER SECTION 7.2(m)

                                      None